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                                                                  Exhibit 10.3.3

                         AMENDMENT #2 TO CONTRACT 00117

                      ELECTRONIC LOTTERY TICKET DISPENSERS

1. Contract 00117 between the Missouri Lottery and Lottery Enterprises Inc. shall be renewed for the period of July 1, 1995 through June 30, 1996 subject for the acceptance of this amendment by the Missouri Lottery.

2. All other terms and conditions of the contract shall remain in effect, except as modified by any other agreements and/or amendments.


/s/ Catherine Winchester                    22 May 95
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Contractor's Authorized Signature           Date


/s/ James R. Scroggins                      6-5-95
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Missouri Lottery Authorized Signature       Date